                                                                  EXHIBIT 10.13


                                FIFTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT ("Amendment"), made as of April 30, 2002, by and among the parties identified as "Lenders" on the signature pages to this Amendment ("Lenders"), CITICORP USA, INC., as agent for the Lenders (herein, in such capacity as agent, called "Agent"), and MAYOR'S JEWELERS, INC., formerly known as JAN BELL MARKETING, INC., a Delaware corporation ("Jan Bell"), individually and as "Borrowers' Agent", as defined in the "Loan Agreement" referenced below, JBM RETAIL COMPANY, INC., a Delaware corporation ("JBM"), and MAYOR'S JEWELERS, INC., a Florida corporation ("Mayor's") (Jan Bell, JBM and Mayor's hereinafter referred to collectively as the "Borrowers" and each individually as a "Borrower").

                                  WITNESSETH:

                  WHEREAS, Borrowers, Lenders and the Agent are parties to a Loan and Security Agreement, dated as of July 28, 1998 (herein, as amended to date, including, without limitation, pursuant to a Fourth Amendment to Loan and Security Agreement, dated as of September 14, 2001 ("Fourth Amendment"), the "Loan Agreement"), pursuant to which Lenders have agreed to extend certain credit to Borrowers upon the terms and conditions contained therein; and

                  WHEREAS, pursuant to the Fourth Amendment, so long as Borrowers remained in compliance with the requirements of Section 5.3(F) of the Loan Agreement, Lenders agreed to waive temporarily, through April 30, 2002, Events of Default resulting from Borrowers' failure to comply with the requirements of Sections 5.03(B), (C) and (D) for the third Fiscal Quarter 2001 and/or the fourth Fiscal Quarter 2001; and

                  WHEREAS, Borrowers have requested that Lenders extend such waiver through May 31, 2002 and expand such temporary waiver to include a temporary waiver, through May 31, 2002, of (i) Events of Default resulting from Borrowers' failure to comply with the requirements of Sections 5.3 (B), (C) and
(D) of the Loan Agreement for the first Fiscal Quarter 2002, (ii) the Event of Default resulting from Borrowers' failure to deliver to the Agent Borrowers' audited financial statements for their Fiscal Year ending on or about January 31, 2002 within ninety (90) days after such Fiscal Year end as required pursuant to Section 5.1(H)(i) of the Loan Agreement, accompanied by the gemological report required to be delivered pursuant to Section 5.1(K) of the Loan Agreement, and (iii) the Event of Default resulting from Borrowers' failure to deliver to the Agent Borrowers' unaudited interim financial statements for their Fiscal Month ending on or about February 28, 2003 as required pursuant to Section 5.1(H)(iii) of the Loan Agreement; and

                  WHEREAS, subject to the terms and conditions set forth herein Lenders are willing to extend and expand their temporary waiver in the manner described hereinabove; and

                  WHEREAS, Borrowers, Lenders and the Agent desire to enter into this Amendment in order to evidence their mutual agreement in regard to such extension and expansion and certain other matters;

                  NOW, THEREFORE, in consideration of the foregoing premises, Borrowers, the Agent and Lenders agree as follows:

         1. Definitions. Unless otherwise expressly provided herein, all capitalized terms used herein (without definition) shall have the meanings given to such terms in the Loan Agreement.

         2.       Amendment to Definition of Borrowing Availability.


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                  (a)      Effective during the period commencing on May 1,
         2002 and ending on May 30, 2002, clause (ii) of the first sentence of the definition of Borrowing Availability (as previously amended pursuant to the Fourth Amendment) is hereby amended to read as follows:

                           (ii) up to 61.795%, during the period from May 1, 2002 through May 10, 2002, 61.250%, during the period from May 11, 2002 through May 20, 2002, and 60.500%, during the period from May 21, 2002 through May 30, 2002, of the value of Eligible Inventory of Borrowers at such date, calculated on the basis of the lower of cost or market value, with cost calculated on a first in, first out basis, and with the exact percentages within such range applicable to various types of Eligible Inventory of each Borrower to be determined by the Agent from time to time (as to which indicative percentages are specified below in this definition);

                  (b) Effective during the period commencing on May 1, 2002 and ending on May 30, 2002 the phrase "Up to 65%" set forth opposite the description "Eligible Inventory (exclusive of jewelry parts and watch parts)" in the table included in the definition of Borrowing Availability shall be amended to incorporate the advance percentages set forth in paragraph (a) above.

                  (c) Effective on May 31, 2002, the amendments set forth herein shall be rescinded and the definition of "Borrowing Availability" shall once again read as set forth in the Loan Agreement, after giving effect to the Fourth Amendment thereto.

         3. Amendment to Section 3.1. Section 3.1 of the Loan Agreement is hereby amended by deleting subsection (B) thereof in its entirety and substituting in lieu thereof the following revised subsection (B):

                           (B) Commitment Fee. Borrowers, jointly and severally, agree to pay to Agent for the account of Lenders (each to receive a Pro Rata Share thereof) an amount equal to
                  (i) the maximum amount of the Revolver Facility less the average daily balance of the sum of all Revolver Loans and all outstanding Letters of Credit during the preceding month, multiplied by (ii) .375% per annum, monthly in arrears on the first day of each month.

         4. Amendment to Section 5.3. Section 5.3 of the Loan Agreement is hereby amended by deleting the paragraph added to Section 5.3 after subsection (F) thereof pursuant to Section 6(b) of the Fourth Amendment and substituting in lieu thereof the following paragraph immediately after subsection (F) thereof:

                           Lenders hereby agree that during the period
                  commencing on the date of the Fifth Amendment to Loan and Security Agreement, among Borrowers, Lenders and the Agent, and ending on May 31, 2002 ("Waiver End Date"), so long as Jan Bell and its Subsidiaries are in compliance with the requirements of the preceding subsection (F), none of (i) the failure of Jan Bell and its Subsidiaries to comply (or to have complied) with the requirements of the preceding subsections (B), (C) and (D) for the third Fiscal Quarter 2001, the fourth Fiscal Quarter 2001 and/or the first Fiscal Quarter 2002, (ii) the failure of Borrowers to have delivered to the Agent their audited financial statements for their Fiscal Year ending on or about January 31, 2002 within ninety
                  (90) days after such Fiscal Year end as required pursuant to
                  Section 5.1(H)(i), accompanied by the gemological review required pursuant to Section 5.1(K), or (iii) the failure of Borrowers to have delivered to the Agent their unaudited interim financial statements for their Fiscal Month ending on or about February 28, 2002 within thirty (30) days after such Fiscal Month end as required pursuant to Section 5.1(H)(iii) shall constitute Events of Default; provided, however, that on the Waiver End Date, such failures of Borrowers to have complied with such provisions shall constitute Events of Default.


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         5.       Conditions Precedent. The amendments set forth herein shall not become effective unless and until:

                  (a) Borrowers have delivered to the Agent unaudited interim financial statements for Jan Bell and its Subsidiaries for the Fiscal Month ending on or about February 28, 2002, prepared in the manner required pursuant to Section 5.1(H)(iii) of the Loan Agreement and certified by an Authorized Officer in the manner required pursuant to such Section 5.1(H)(iii).

                  (b) Borrowers have delivered to the Agent internally prepared financial statements for Jan Bell and its Subsidiaries for the Fiscal Year ending on or about January 31, 2002, prepared on a consolidated basis and on a consolidating basis by line of business, certified by an Authorized Officer as prepared in accordance with GAAP and fairly presenting the consolidated financial position and result of operations of Jan Bell and its Subsidiaries for such Fiscal Year subject only to audit adjustments.

                  (c) Borrowers have delivered to the Agent projections of Excess Collateral Availability demonstrating Borrowers' ability to comply with the requirements of Section 5.3(F) through the Waiver End Date.

                  (d) Borrowers have paid to the Agent, for the account of Lenders, the sum of $25,053 which constitutes additional commitment fees payable pursuant to Section 3.1(B) of the Loan Agreement for the period from February, 2001 through January, 2002, after giving effect to the increase in the fee multiplier from .25% per annum to .375% per annum for such period pursuant to such Section 3.1(B).

         6. Additional Covenant. Borrowers will not hereafter pay (a) severance payments to any terminated officers of Borrowers or (ii) settlement payments, termination payments or any other similar payments to the landlords of Borrowers under real estate leases in connection with the abandonment or termination of any such leases. Any failure of Borrowers to comply with the foregoing covenant shall constitute an Event of Default as to which there shall be no cure right.

         7.       Miscellaneous.

                  (a) Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to the Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. This Amendment may be signed in multiple counterparts, all of which shall constitute one and the same agreement.

                  (b) Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents, effective as of the date hereof.

                  (c) Estoppel. To induce the Agent and Lenders to enter into this Amendment, Borrowers hereby acknowledge and agree that, as of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers with respect to any Obligations.

                  (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York.

                  (e) Costs and Expenses. Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Agent's counsel.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.


                                    "BORROWER"

                                    MAYOR'S JEWELERS, INC., formerly known as Jan Bell Marketing, Inc.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                    MAYOR'S JEWELERS, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                    JBM RETAIL COMPANY, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


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


                                    "AGENT"

                                    CITICORP USA, INC.


                                    By:
                                       ----------------------------------------
                                       Name: Miles D. McManus
                                       Title: Director


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


                                    "LENDERS"

                                    CITICORP USA, INC.


                                    By:
                                       ----------------------------------------
                                       Name:    Miles D. McManus
                                       Title:   Director


                                    FLEET RETAIL FINANCE INC., f/k/a
                                    BankBoston Retail Finance, Inc.

                                    By:
                                       ----------------------------------------
                                       Name:    Keith Vercauteren
                                       Title:   Vice President


                                    FOOTHILL CAPITAL CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:    Michael Baranowski
                                    Title:   Vice President


                                    FIRST UNION NATIONAL BANK

                                    By:
                                       ----------------------------------------
                                       Name:    Richard Preskenis
                                       Title:   Vice President


                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By:
                                       ----------------------------------------
                                       Name:    Dennis Hatvany
                                       Title:   Vice President


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


                          ACKNOWLEDGMENT OF GUARANTORS

         Each of the undersigned, being a guarantor, pursuant to certain Corporate Guaranty and Security Agreement, dated as of July 28, 1998 (collectively, the "Guaranty"), of the obligations of Jan Bell Marketing, Inc., JBM Retail Company, Inc. and Mayor's Jewelers, Inc. (collectively, "Borrowers") under the "Loan Agreement" referenced in the within and foregoing Fifth Amendment to Loan and Security Agreement among the lenders named therein, Citicorp USA, Inc., as agent for such lenders, and Borrowers (the "Fifth Amendment") hereby (a) acknowledges its receipt of a copy of, and consents to the Fifth Amendment, (b) agrees to be bound thereby and (c) acknowledges and agrees that the Guaranty shall continue in full force and effect from and after the execution and delivery of the Fifth Amendment without modification, diminution or impairment.

         IN WITNESS WHEREOF, the undersigned have set their hands as of the _____ day of April, 2002.


                                    JBM VENTURE CO., INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    ULTIMATE FINE JEWELRY INTERNATIONAL, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    JBM INTERNATIONAL, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    MAIER & BERKELE, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    MAYOR'S JEWELERS INTELLECTUAL PROPERTY
                                    HOLDING COMPANY

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    MAYOR'S JEWELERS RECEIVABLES HOLDING
                                    COMPANY

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    AMERICAN HOROGICAL CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    JAN BELL MARKETING/PUERTO RICO, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


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